                                  EXHIBIT 99.5

                         Disclosure letter together with

                        Schedule of Documents disclosed.

                                                                   EXHIBIT 99.5

                                  DIBB LUPTON
                                   BROOMHEAD
                              S O L I C I T O R S

                                                                117 The Headrow
                                                                  Leeds LS1 5JX
                                                   DIRECT TEL NO: 0113 241 2900
Your Ref                                           DIRECT FAX NO: 0113 244 6320
                                                               DX 12017 Leeds 1
Our Ref RJH\21653\113

                                                                  4th July 1996

        Denton Hall
        Five Chancery Lane
        Clifford's Inn
        London
        EC4A 1BU

        Dear Sirs

        EPL FLEXIBLE PACKAGING LIMITED (the "Purchaser") AND PRINTPACK EUROPE (ST HELENS) LIMITED (the "Vendor")

        We refer to an agreement (the "AGREEMENT") proposed to be entered into later today between (1) the Vendor (2) the Purchaser and (3) the Guarantor (as therein defined) relating to the acquisition by the Purchaser from the Vendor of certain assets relating to the business carried on by the Vendor at Gainsborough as set out in the Agreement.

        This letter is written on behalf of our client the Vendor and is the Disclosure Letter referred to in the Agreement.

        Save where inappropriate in the context of this letter, the definitions contained in the Agreement shall apply to this letter as if set out in full herein.

        The references below to numbered paragraphs are references to those numbered paragraphs in Schedule IV to the Agreement. Such numbering is for convenience only and shall not affect the interpretation nor limit the effect of the disclosures. Each disclosure is to be treated as qualifying or applying to every one of the Warranties to which it is relevant.

        References to document numbers are to documents listed in the Schedule attached to this Disclosure Letter.

        The disclosure of any matters or documents herein does not imply any representation, warranty or undertaking not expressly given in


   A list of partners' names is available for inspection at the above address

       Regulated by the Law Society in the conduct of investment business

   Birmingham        Leeds        London        Manchester        Sheffield

                         National Tel No: 0345 26 27 28

                                  [DIBB LUPTON
                                   BROOMHEAD
                                   SOLICITORS
                                   LETTERHEAD]

Continuation 2

Date 4th July 1996

the Agreement, nor shall such disclosure be taken to be extending the scope of any such representation, warranty or undertaking.

Copies of all documents referred to in this letter have been made available for inspection by the Purchaser or its advisers.

The disclosures made in this Disclosure Letter shall be construed as including and there are hereby incorporated into this Disclosure Letter all the information disclosed or available to the Purchaser by virtue of:

1. the provisions of the Agreement;

2. all matters which would be revealed by a search of the full microfiche of the Vendor available to the public at the Companies Registration Office five working days prior to Completion;

3. all matters which would be revealed by a search at H M Land Registry, H M Land Charges Registry, all relevant Local Land Charges Registries and matters which would have been revealed by the replies to enquiries of all relevant Local Authorities using a search agent;

4. all matters that would be apparent from inspection of the deeds and, documents of title of the Property listed in Schedule III to the Agreement;

                                  [DIBB LUPTON
                                   BROOMHEAD
                                   SOLICITORS
                                   LETTERHEAD]


Continuation 3

Date 4th July 1996

5. all matters contained in the documents referred to in the annexed schedule to this letter.

The following are specific disclosures; the headings/clause numbers below refer to the heading/clause numbers in Schedule IV of the Agreement:

REFERENCE IN                            DISCLOSURE
SCHEDULE II

2.              The Vendor may retain copies of the Information.

4. Certain of the Stock is acquired from suppliers who routinely claim retention of title in respect of stock for which full payment has not been received.

4. The Vendor has entered into a charge with Midland Bank plc dated 9 February 1994. A letter of release and non-crystallization from Midland Bank plc will be produced at Completion.

4. The car used by Gary Peace is not being transferred to the Purchaser.

4. There is certain equipment in the ink department at Gainsborough which is the property of the ink supplier, Sun Chemical. This is not included in the transfer of assets and arrangements will need to be made with Sun Chemical if the Purchaser wishes to retain use of this equipment

                                  [DIBB LUPTON
                                   BROOMHEAD
                                   SOLICITORS
                                   LETTERHEAD]


Continuation 4

Date 4th July 1996

7. The following employees will not be transferring their employment to the Purchaser:

                (a) Colin Beddows will continue to be employed by Printpack
                    Europe (St Helens) Limited at St Helens;

                (b) Ms H Simons, a part time cleaner will be leaving the
                    business on Friday 28 June 1996.

7. Copies of the standard conditions of employment of the Employees are annexed. The Vendor has entered into a memorandum of agreement with the GPMU in respect of the period 1995 to 1996. A copy of this agreement is annexed.

7. The holiday entitlement of the employees accrues from 1 October in each year. Therefore, in general, at Completion each employee will have accrued 19.5 days holiday entitlement to be taken in the current holiday year. Annexed are details of the amount of holiday already taken in the current holiday year.

7. The employees are entitled to life assurance (See documents at section F). Levels of redundancy pay have also been agreed (See documents at section C). Additional terms have been agreed with Gary Peace (see document C43).

                                  [DIBB LUPTON
                                   BROOMHEAD
                                   SOLICITORS
                                   LETTERHEAD]


Continuation 5

Date 4th July 1996

8. No steps have been taken to eliminate the provision of benefits on a basis which discriminates between men and women and which results from the fact that the employment of the Employees under the Scheme is contracted out of the State Earnings Related Pension Scheme on a final salary basis.

                    You are referred to documents F45 and F48

Please acknowledge receipt of this letter by signing and returning the enclosed duplicate copy.

Yours faithfully


/s/ DIBB LUPTON BROOMHEAD
- -----------------------------
DIBB LUPTON BROOMHEAD
FOR THE VENDOR

                                  [DIBB LUPTON
                                   BROOMHEAD
                                   SOLICITORS
                                   LETTERHEAD]

Continuation 6

Date 4th July 1996

                         SCHEDULE OF DISCLOSED DOCUMENTS

                                  [DIBB LUPTON
                                   BROOMHEAD
                                   SOLICITORS
                                   LETTERHEAD]

Continuation 7

Date 4th July 1996

We acknowledge receipt on behalf of our client the Purchaser of this letter and the documents referred to in it. We confirm that its contents are accepted as disclosures for the purposes of the Agreement.

Yours faithfully

/s/ DENTON HALL
- -----------------------------
DENTON HALL
FOR THE PURCHASER

                         SCHEDULE OF DISCLOSED DOCUMENTS

A. PROPERTY

    1. Lease dated 16 January 1981 made between English Industrial Estate Corporation (1) and Pakcel Convertors Limited (2) and British Sidac Limited (3) relating to site number BT.614/1

    2. Lease dated 28 September 1988 made between the English Industrial Estates Corporation (1) Pakcel Limited (2) and British Rayophane PLC (3)

    3. Deed relating to change of Guarantor dated 28 September 1988 made between English Industrial Estates Corporation (1) and Pakcel Limited (2) British Sidac Limited (3) and British Rayophane PLC (4)

    4. Deed of Release dated 20 February 1995 made between Northern Trust Company Limited (1) Printpack Europe (St Helens) Limited (2) and UCB Films PLC (3)

    5. Copy letter from Foy and Co dated 23 February 1995 together with a copy of the Memorandum referred to in it.

    6. Copy letter dated 14 February 1995 from Whittle Jones to Printpack Europe (St Helens) Limited.

    7. Copy letter dated 24 February 1995 from Dibb Lupton Broomhead to Whittle Jones.

    8. Copy letter dated 6 March 1995 from Whittle Jones to Printpack Europe (St Helens) Limited together with a copy of the notice referred to in it.

    9. Copy letter dated 26 April 1995 from Dibb Lupton Broomhead to Whittle
       Jones

   10. Copy letter dated 16 May 1995 from Whittle Jones to Lambert Smith Hampton

   11. Copy letter dated 23 May 1995 from Whittle Jones to Lambert Smith Hampton

   12. Rent Invoice dated 31 March 1996 from Whittle Jones

   13. Replies to General Enquiries before Contract.

   14. Replies to Specific Enquiries before Contract.

B. ENVIRONMENT

   1. Copy letter dated 7 June 1996 from West Lindsey District Council to Printpack Europe Limited (Gainsborough).

   2. Copy letter dated 30 May 1996 from Printpack Europe Limited to West Lindsey District Council with attached solvent usage table for period January to December 1995.

   3. Copy letter dated 26 March 1996 from West Lindsey District Council to UCB Packaging Limited.

   4. Copy letter dated 18 October 1995 from Printpack Europe Limited to West Lindsey District Council.

   5. Copy letter dated 2 October 1995 from West Lindsey District Council to Printpack Europe Limited.

   6. Printpack Europe (St Helens) Limited copy internal memorandum dated 6 June 1994 with enclosure detailing Results of Atmospheric Monitoring.

   7. Copy letter dated 16 August 1995 from Printpack Europe Limited to West Lindsey District Council with attached table on total solvent purchased for year ending 31 December 1994.

C. EMPLOYMENT

   1. Local and exclusive agreement dated 5 April 1982 between Pakcel Converters Limited (Gainsborough) and N.G.A. Personnel.

   2. Procedural recognition agreement dated 7 December 1988 between Pakcel Limited - Gainsborough Factory and National Graphical Association 1982.

   3. 1989 wage agreement dated 7 July 1989 between Pakcel Limited Gainsborough and National Graphical Association 1982.

   4. Agreement dated 7 July 1988 between Pakcel Limited Gainsborough and NGA members at Gainsborough.

   5. Working shift supervisors-Gainsborough dated 19 December 1984.

   6. 1990 wage agreement between UCB Pakcel Limited Gainsborough and National Graphical Association (1982).

   7. Printpack Europe Limited contract of employment dated 7 July 1994 for D Andrews.

    8. Copy facsimile dated 7 June 1996.

    9. File note - transfer of Gainsborough employees - undated.

   10. Employee termination payments:-

              H  Simons
              G  A Aitcheson
              D  Andrews
              C  Beddow
              D  Birkett
              S  Boswell
              R  Burnand
              P  Curtis
              T  Dargan
              A  Gadsby
              M  Guilliat
              A  Hayes
              P  Hilton
              D  Horton
              R  Hought
              M  Irving
              D  Jones
              R  Littlewood
              C  Littlewood
              J  Lundy
              J  Marrone
              S  Olivant
              T  Phillips
              A  Waugh
              B  Gleadell
              D  Morton

   11. Copy UCB packaging Memorandum dated 15 June 1990 regarding engineering duties at Gainsborough Factory.

   12. Copy 1990 wage agreements dated 14 June 1990 between UCB Pakcel Limited Gainsborough and National Graphical Association 1982.

   13. Attendance note of meeting at Gainsborough dated 28 April 1995.

   14. Copy letter dated 18 May 1995 from Printpack Europe Limited to Graphical, Paper and Media Union.

   15. Letter dated 15 May 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   16. Letter dated 19 May 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   17. Copy letter dated 19 May 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   18. Copy letter dated 29 March 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   19. Printpack Europe Limited internal memorandum dated 7 June 1995 regarding GPMU agreement.

   20. Printpack Europe Limited (Gainsborough) personnel flow chart.

   21. Letter dated 30 June 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   22. Printpack Europe Limited internal memorandum dated 5 July 1995 regarding Gainsborough Agreement.

   23. Printpack Europe Limited internal memorandum dated 16 June 1995 regarding 1995 wage review.

   24. Notes for meeting with Graphical, Paper and Media Union dated 25 August 1995.

   25. Printpack Europe Limited internal memorandum dated 16 October 1995 regarding temporary 4 shift working at Gainsborough.

   26. Printpack Europe Limited internal memorandum dated 30 October 1995 regarding union failure to agree at Gainsborough.

   27. Copy letter dated 12 June 1995 from Printpack Europe Limited to Graphical, Paper and Media Union.

   28. Letter dated 7 December 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   29. Facsimile dated 19 December 1995.

   30. Copy letter dated 17 October 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   31. Copy letter dated 16 October 1995 from Graphical, Paper and Media Union to Printpack Europe Limited.

   32. Facsimile dated 19 December 1995.

   33. Letter dated 15 January 1996 from Graphical Paper and Media Union to Printpack Europe Limited.

   34. Factory notice dated 31 May 1996 regarding vacancies for Gainsborough employees.

   35. Notes of meeting with the Graphical Paper and Media Union at Gainsborough dated 12 October 1995.

   36. Printpack Europe Limited Graphical Paper and Media Union memorandum of agreement Gainsborough 1995-1996 - undated.

   36. Printpack Europe Limited Graphical Paper and Media Union memorandum of agreement Gainsborough 1995-1996 - undated excluding Schedules 1 and 2.

   37. Printpack Europe Limited internal memorandum dated 20 March 1996 regarding disciplinary procedures.

   38. Printpack Europe - Gainsborough employee details dated 20 May 1996
       [copy].

   39. Copy letter dated 31 May 1996 from Printpack Europe Limited to Graphical Paper and Media Union.

   40. Gainsborough closure issues - undated.

   41. Printpack Europe Limited factory notice dated 25 June 1996.

   42. 1996 Employee Holiday Schedule as at 25 June 1996.

   43. Contract of Employment for G Pearce, including Salary Amendment and related correspondence.

D. CONTRACTS

   1. Service Contract between Jungheinrich and Printpack Europe Limited.

      (i)  Sherastackers Model 300 dated 24 March 1994.

      (ii) ETM10-100-530DZ dated 8 June 1994.

   2. Service Agreement made between White Rose Environmental and Printpack Europe Limited dated 26 June 1996.

   3. Copier Maintenance Agreement between Danwood and Printpack Europe Limited.

   4. Yorkshire Electricity invoice number 8803174666.

   5. Agreement for Supply of Electricity made between Eastern Group Plc and Printpack Europe Limited dated 14 March 1995.

   6. West Linsley District Council rating demand number 1944260008.

   7. Terms and Conditions of Allied Wiper-Floorcare.

   8. Terms and Conditions of Service Team.

   9. Terms and Conditions of ADT.

   10. Letter dated 24 October 1995 from Avery Berkel and Terms and Conditions of Avery Berkel.

E. GENERAL

   1 Copy letter dated 31 May 1996 from Printpack Europe Limited to GPMU with attached employee details at Gainsborough.

   2. Draft letter dated 30 May 1996.

   3. Copy letter dated 22 May 1996 from Printpack Europe Limited to Bakery Packaging Services Limited with various enclosures relating to the sale of the facility at Gainsborough.

   4. Minutes of meeting dated 21 June 1996 between Printpack Europe Limited and Bakery Packaging Services Limited.

   5. Printpack Europe Limited GPMU Memorandum of Agreement - Gainsborough 1995-1996.

   6. Fixed and Floating Charge dated 9 February 1994 in favour of Midland Bank p1c.

   7. Rent invoice dated 31 March 1996 from Whittle Jones [copy].

   8. Printpack Europe Limited internal memorandum dated 23 May 1996 with enclosures.

F. PENSIONS

   1.     26.07.61 Interim Trust Deed     Transparent Paper
                                          Limited
                                          Clearpack Limited
                                          Tubular Case & Carton
                                          Company Limited
                                          Harry Caladine
                                          Sidney Hill
                                          Peter Maclean
                                          Stanley John Veitch

   2.     13.02.63 Notice of retirement of Sidney Hill as trustee of the Interim
                   Deed dated 26 July 1961.

   3.     30.07.64 Trust Deed and Rules   Transparent Paper
                                          Limited
                                          Clear Park Limited
                                          Tubular Case & Carton
                                          Company Limited
                                          Grafton Arts Limited
                                          Harry Caladine
                                          Peter Maclean
                                          Stanley John Veitch

   4.     31.07.64 Supplemental Deed      Transparent Paper
                                          Limited
                                          Transonier Limited
                                          Stanley John Veitch
                                          Harry Caladine
                                          Peter Maclean

   5.     23.02.65 Supplemental Deed      Sidney Hill
                                          Stanley John Veitch
                                          Harry Caladine
                                          Peter Maclean
                                          Transparent Paper
                                          Limited

   6.     29.05.73 Memorandum             Transparent Paper
                                          Limited
                                          The Trustees

   7.     09.03.79 Deed of Appointment    Transparent Paper
                                          Limited
                                          Peter Maclean
                                          Martin Ronald
                                          Fairbarns
                                          Grahame Prosser
                                          Cooper

   8.     12.02.80 Supplemental Deed       Transparent Paper
                   (2nd Definitive         Limited
                   Deed)                   Peter Maclean
                                           Grahame Prosser
                                           Cooper
                                           Martin Ronald
                                           Fairbarns

   9.     28.10.80 Extract from Board      Transparent paper
                   Minutes                 Limited

   10.    08.09.81 Deed of Appointment     Transparent Paper
                                           Limited
                                           M R Fairbarns
                                           G P Cooper
                                           P Maclean
                                           M T Orrell

   11.    22.02.83 Supplemental Deed       Transparent Paper plc
                   (3rd Definitive         Martin Ronald
                   Deed)                   Fairbarns
                                           Michael Turner Orrell
                                           Grahame Prosser
                                           Cooper

   12.    28.02.84 Deed of Appointment     Transparent Paper plc
                                           (1) Michael Turner
                                           Orrell Martin Ronald
                                           Fairbarns (2)
                                           Grahame Prosser
                                           Cooper (3) Robert
                                           Arthur Bradbury (4)

   13.    23.10.84 Deed of Appointment     Transparent Paper plc
                                           (1) Robert Arthur
                                           Bradbury Alasdair
                                           Ferguson Gardiner (2)
                                           Michael Turner Orrell
                                           Andrew Nicholas
                                           Ferrar (3) Peter
                                           Donald Marriott Gell
                                           Donald Courtney
                                           Latimer (4)

   14.    30.01.85 Memorandum              Transparent Paper plc
                                           A F Gardiner
                                           R A Bradbury
                                           D C Latimer
                                           P D M Gell

   15.    07-01.88 Deed of Appointment     Redfearn Flexpack
                                           Limited (1)

                                           R A Bradbury
                                           A F Gardiner
                                           P D M Gell
                                           D C Latimer (2)

                                           M C Wheatley
                                           A Townend
                                           D A Richards (3)

   16.    26.02.88 Announcement to         Redfearn p1c
                   Members of the
                   Tissue Paper
                   Superannuation Fund

   17.    26.02.88 Announcement to         Redfearn plc
                   Members of the
                   Transparent Paper
                   Retirement Benefits
                   Scheme

   18.    24.05.88 Change of Principal     Redfearn Flexpack
                   Employer                Limited (1) Redfearn
                                           PLC (2) M C Whatley
                                           A Townend A Richards (3)

   19.    24.05.88 Deed of Appointment     Redfearn plc (1)
                                           Michael Chadwick
                                           Whatley
                                           Alan Townend
                                           David Anthony
                                           Richards (2)
                                           Martin Edward Acland (3)

   20.    24.05.88 Interim Contracting-    Redfearn plc (1)
                   Out Deed                Michael Chadwick
                                           Whatley
                                           Alan Townend
                                           David Anthony
                                           Richards (2)

   21.    19.10.88 Deed of Appointment     Redfearn plc (1)

                                           Michael Chadwick
                                           Whatley
                                           Alan Townend
                                           David Anthony
                                           Richards
                                           Martin Edward Acland (2)

                                           Robert William Wilson
                                           Edgar Noble
                                           Richardson
                                           John Stretch (3)

   22.    Nov 1988 Explanatory Booklet

   23.    31.05.89 Minutes of Meeting     M C Whatley
                                          E N Richardson
                                          J Stretch
                                          A Townend
                                          M C Whatley
                                          Redfearn Plc

   24.    12.01.90 Deed of Appointment    Redfearn Plc (1)
                                          David Anthony
                                          Richards
                                          Martin Edward Acland (2)
                                          Michael Chadwick
                                          Wheatley
                                          Alan Townend
                                          Robert William Wilson
                                          Edgar Noble
                                          Richardson
                                          John Stretch (3)
                                          John Phillip Slater
                                          Patrick Denis Henry (4)

   25.    19.06.90 Supplemental Trust     Redfearn Plc (1)
                   Deed

                                          PLM Redfearn Flexpack
                                          Limited (2)

                                          M C Chadwick
                                          A Townend
                                          J P Slater (3)

                                          R W Wilson
                                          E N Richardson
                                          J Stretch
                                          P D Henry (4)

   26.    22.06.90 Trust Deed relating    M C Whatley (1)
                   to transfer            A Townend (2)
                                          J P Slater (3)
                                          R W Wilson (4)
                                          E N Richardson (5)
                                          J Stretch (6)
                                          P D Henry (7)

   27.    Sep 1990  Announcement to
                    Members of the
                    Redfearn plc Pension
                    Scheme C who are
                    employed by Flexpack
                    U.K. Limited

   28.    30.01.91 Deed of Retirement      Flexpack U.K. Limited
                   and Appointment and     (1)
                   Change of Name
                                           E N Richardson
                                           J Stretch
                                           P D Henry (2)

                                           J A Firth
                                           D W Thake
                                           Therese O'Brien (3)

   29.    19.03.92 Deed of Appointment     Flexpack U.K. Limited
                                           (1)

                                           E N Richardson
                                           J Stretch
                                           P D Henry
                                           J A Firth
                                           D W Thake
                                           T O'Brien (2)

                                           M C Whatley (3)

   30.    25.07.92 Marriage Certificate of Therese Nadin (Nee
                   O'Brien)

   31.    11.08.92  Deed of Declaration    A Townend
                                           M C Whatley
                                           D S Anderson (1)

   32.    09.02.93  Definitive Trust       Flexpack U.K. Limited
                    Deed                   (1)

                                           E N Richards
                                           J Stretch
                                           P D Henry
                                           J A Firth
                                           D W Thake
                                           T Nadin
                                           M C Whatley (2)

   33.    06.05.93 Deed of                 Flexpack U.K. Limited
                   Participation           (1)

                                           E N Richardson
                                           J Stretch
                                           P D Henry
                                           J A Firth
                                           D W Thake
                                           T Nadin
                                           M C Whatley (2)

                                           Flexpack Holdings
                                           Limited (3)

   34.   14.10.93 Deed of Amendment        Printpack Europe
                                           Limited (1)

                                           E N Richardson
                                           J Stretch
                                           P D Henry
                                           D W Thake
                                           T Nadin
                                           M C Whatley (2)

   35.   Nov 1993 Explanatory Booklet

   36.   13.10.94 Deed of                  Printpack Europe
                  Participation            Limited (1) --

                                           E N Richardson
                                           J Stretch
                                           P D Henry
                                           J A Firth
                                           D W Thake
                                           T Nadin
                                           M C Whatley (2)

                                           Printpack Europe (St
                                           Helens) Limited (3)

   37.    19.12.94 Deed of Retirement      Printpack Europe
                                           Limited (1)

                                            E N Richardson
                                            J Stretch
                                            P D Henry
                                            J A Firth
                                            D W Thake
                                            M C Whatley

   38.    22.12.94 Deed of Adherence        Printpack Europe
                                            Limited (1)

                                            E N Richardson
                                            J Stretch
                                            P D Henry
                                            J A Firth
                                            D W Thake
                                            M C Whatley (2)

   39.    01.08.95 Deed of Amendment        Printpack Europe
                                            Limited (1)

                                            E N Richardson
                                            J Stretch
                                            P D Henry
                                            J A Firth
                                            D W Thake
                                            M C Whatley (2)

   40.    11.04.96 Deed of Appointment     Printpack Europe
                                           Limited (1)

                                           E N Richardson
                                           J Stretch
                                           P D Henry
                                           J A Firth
                                           D W Thake
                                           M C Whatley (2)

                                           M J Moore (3)

   41.    08.05.80  Exempt Approval Letter
   42.    02.12.94  Contracting-out Certificate (Printpack
                    Europe (St Helens) Limited - see also docs
                    43 & 44)

   43.    10.03.95  Letter OPB to Printpack Europe (St Helens)
                    Limited

   44.    10.03.95  Replacement Contracting-Out Certificate and
                    Schedule

   45.    Dec 1995  Letters Printpack to:-

                    Mr Jones
                    Ms Lundy
                    Mr Aitchison
                    Mr Andrews
                    Mr Birkett
                    Mr Boswell
                    Mr Burnand
                    Mr Curtis
                    Mr Dargan
                    Mr Guilliatt
                    Mr Hayes
                    Mr Hilton
                    Mr Horton
                    Mr Hought
                    Mr Irving
                    Mr C Littlewood
                    Mr R E Littlewood
                    Mr Marrone
                    Mr Phillips
                    Mr Peace

   46.    Jan 1996  Example of letter to Employees who were
                    active members UCB British Pension Scheme on 30.07.94 re option to transfer AVCs

   47.        31.05.96 Deed of Retirement    Printpack Europe
                                             Limited (1)

                                             E N Richardson
                                             J Stretch
                                             P D Henry
                                             D W Thake
                                             M C Whatley
                                             M J Moore (2)

                                             J A Firth (3)

   48.        26.06.96 Note:                 Bases including discretionary
                                             practices on which early
                                             retirement benefits are provided.